UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 19, 2011, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM”), entered into Amendment No. 3 to the Loan and Security Agreement (“Agreement”), dated November 4, 2010, among the Company, Colonial, ACM, TCM and a group of lenders including Bank of Arkansas, N.A., Bank of America N.A., Arvest Bank and Commerce Bank, N.A.  The Agreement was previously amended on January 12, 2011 and May 2, 2011.

Amendment No. 3 to the Agreement (the “Amendment”) amended the loan agreement to increase the Colonial revolving line of credit to a total of $95 million.  The ACM-TCM revolving line of credit commitment remained the same at $10 million for an amended total commitment of $105 million increased from a total commitment of $90 million.

The Amendment also provided that the lenders will not require changes with respect to certain deposit accounts of the Company.

The description above is a summary and is qualified in its entirety by Amendment No. 3 to the Agreement, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

4.1
Loan and Security Agreement dated November 4, 2010, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Co-Lead Arranger and Documentation Agent (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2010).

4.2
Amendment No. 1 To Loan and Security Agreement dated  January 12, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.3
Amendment No. 2 To Loan and Security Agreement dated  May 2, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BOKF, NA d/b/a Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger (Incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.4
Amendment No. 3 To Loan and Security Agreement dated  October 19, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BOKF, NA d/b/a Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger.

4.5	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as Lender.

4.6	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.7	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as Lender.

4.8	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: October 24, 2011	\s\ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1
Loan and Security Agreement dated November 4, 2010, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Co-Lead Arranger and Documentation Agent (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2010).

4.2
Amendment No. 1 To Loan and Security Agreement dated  January 12, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger (Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.3
Amendment No. 2 To Loan and Security Agreement dated  May 2, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BOKF, NA d/b/a Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger (Incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.4
Amendment No. 3 To Loan and Security Agreement dated  October 19, 2011, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with BOKF, NA d/b/a Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger, and Bank of America N.A., as Collateral Agent, Documentation Agent and Co-Lead Arranger.

4.5	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as Lender.

4.6	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.7	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as Lender.

4.8	Colonial Revolver Note dated October 19, 2011 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.